                                                                   EXHIBIT 10.18


                              EMPLOYMENT AGREEMENT


         THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into effective as of the 12th day of August, 2005, by and between ERF Enterprise Network Services, Inc., (the "Company"), ERF Wireless, Inc. (the "Parent"), and
J. Arley Burns (the "Executive").

         WHEREAS, the Company desires to retain the services of Executive as President of ERF Enterprise Network Services Inc. and any successor corporation, and/or other duties as may be determined by the CEO of the Company and the Executive desires to render such services on the terms and conditions set forth herein.

         NOW, THEREFORE, in consideration of the mutual promises contained herein, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. EMPLOYMENT TERM. The Company employs the Executive and the Executive accepts employment by the Company, upon the terms and subject to the conditions set forth in this Agreement, as of the effective date of this agreement and will continue in effect until it is terminated pursuant to the terms of this Agreement by either Company or Employee.

2. MANAGEMENT OF THE COMPANY. The Executive shall devote the Executive's full time, best efforts, attention and skill to, and shall perform faithfully, loyally and efficiently the Executive's duties at the Company's Taylor Texas Facility. Company, however, recognizes that Executive may be engaged in other non-conflicting passive business investments and in community activities unrelated to his duties under this Agreement that will require some portion of his time outside of the normal business day or during personal time off, and Company hereby consents to Executive's attention to such other activities so long as such activities (a) do not hinder Executive's ability to perform his duties under this Agreement and (b) do not represent a conflict of interest or a competitive activity in contravention of the agreements contained herein. Further, the Executive will punctually and faithfully perform and observe any and all rules and regulations which the Company may now or shall hereafter reasonably establish governing the Executive's conduct and the conduct of the Company's business which are consistent with this Agreement. The Company shall vest in the Executive, authority that may reasonably be necessary in the performance of his duties, or as may be consistent, customary or commensurate with the position

3. COMPENSATION. In consideration of the services rendered to the Company by the Executive, the Company shall pay the Executive a base salary at the annual rate of $150,000 (the "Base Salary"). The Salary shall be payable in accordance with the normal payroll practices of the Company then in effect. The Salary, and all other forms of compensation paid to the Executive hereunder, shall be subject to all applicable taxes required to be withheld by the Company pursuant to federal, state or local law. The Executive shall be solely responsible for income taxes imposed on the Executive by reasons of any cash or non-cash compensation and benefits provided by this Agreement. The Executive may elect to receive any portion of his salary in the form of company common stock or options valued at the time that the compensation would have been paid had it been paid in cash.

         BENEFITS. In addition to the Salary, during the Employment Term, the Executive shall be entitled to: all Company holidays, and paid vacation or personal time off of (4) four weeks per annum and other benefits in accordance with the standard policies and procedures of the Company. The Executive shall


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                                       1
arrange for vacations in advance at such time or times as shall be mutually agreeable to the Executive and the Company's Board of Directors. The Executive may; (i) not receive pay in lieu of vacation; (ii) participate in all employee benefit plans and/or arrangements adopted by the Company relating to pensions, hospital, medical, dental, disability and life insurance, deferred salary and savings plans, and other similar employee benefit plans or arrangements to the extent that the Executive meets the eligibility requirements for any such plan as in effect from time to time; (iii) receive payment by the Company directly, or reimbursement by the Company for, reasonable and customary business and out-of-pocket expenses incurred by the Executive in connection with the performance by the Executive of the Executive's duties under this Agreement in accordance with the Company's policies and practices for reimbursement of such expenses, as in effect from time to time, including, without limitation, reasonable and necessary travel, lodging, entertainment and meals incurred by the Executive in furtherance of the Company's business and at the Company's request.

         INCENTIVES. In addition to the payment of Base Salary, the Company hereby grants to the Executive, upon notification of both the Company and Parent by Executive of a vesting event, an incentive to maximize the potential of the Company and Parent, in the form of non-qualified stock options (the "Stock Options") to purchase common stock of the Parent Company. All options shall contain a cashless conversion feature as well as standard anti-dilution provisions. The Executive must provide proof to the Company and Parent that the terms of the vesting have been met to activate the vesting of the incentive. The Parent will issue the incentive within one week of receipt of such proof of vesting as provided by the Executive in writing to the CEO of Company and CEO of Parent. Any incentives not activated by Executive within one year of the vesting event will lapse and cannot be activated. All payments of incentives by Parent will become an expense to Company for accounting purposes. The terms relating to these incentives are as follows:

         Each Stock Option incentive provides the Executive with the right to purchase one share of the Parent's common stock. The option price of the Parent's common stock will be at the average closing price per share of the Parent common stock for the five trading days just prior to the day this Employment Contract is signed. The Stock Options are non-transferable (except to members of Executive's immediate family or a trust establishment for his benefit or for the benefit of Executive's immediate family), qualify for vesting as set forth below, and expire at the close of business on July 30, 2008. All underlying shares of all options shall bear piggyback registration rights, after vesting, at the option of the Executive.

         Qualifications For Vesting. The Stock Options shall have the right to be activated for cumulative vesting by the Executive for all events meeting the qualifications for vesting requirements shown below after the Executive, Parent, and Company has entered into this Employment Contract as follows,

         35,000 Options qualify the first year the annual revenue of the Company exceeds $3,000,000 plus
         50,000 Options qualify the first year the annual revenue of the Company exceeds $6,000,000 plus
         75,000 Options qualify the first year the annual revenue of the Company exceeds $12,000,000 plus
         100,000 Options qualify the first year the annual revenue of the Company exceeds $20,000,000 plus

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                                       2

         35,000 Options qualify each year when the adjusted annual EBIDTA of the
                Company exceeds $500,000 plus
         50,000 Options qualify each year when the adjusted annual EBIDTA of the
                Company exceeds $1,000,000 plus
         75,000 Options qualify each year when the adjusted annual EBIDTA of the
                Company exceeds $2,000,000 plus
         100,000 Options qualify each year when the adjusted annual EBIDTA of the Company exceeds $3,000,000

4. TERMINATION OF EMPLOYMENT. The Executive's employment hereunder shall terminate upon the earliest to occur of any the following events, on the dates and at the times specified below:

         (i) On the close of business thirty (30) months from the effective date of this Agreement (the "Expiration Date") provided Company provides Executive at least 30 days prior written notice of its intention not to renew the Agreement. If no written notice is sent prior to expiration of the initial term, then this Agreement shall continue in effect until 30 days prior written notice to terminate has been delivered;

         (ii) the close of business on the date of the Executive's death ("Death");

         (iii) the close of business on the Termination Date (as defined below) specified in the Notice of Termination (defined below) which the Company shall have delivered to the Executive due to the Executive's Disability. "Disability" shall mean if (i) the Executive is absent from work for 30 business days in any twelve-month period by reason of illness or incapacity (whether physical or otherwise) or (ii) the Company reasonably determines that the Executive is unable to perform his duties, services and responsibilities by reason of illness or incapacity (whether physical or otherwise) for a total of 30 business days in any twelve-month period during the Employment Term. The Executive agrees, in the event of any dispute under this Paragraph, and after receipt by the Executive of such Notice of Termination from the Company, to submit to a physical examination by a licensed physician selected by the Company. The Executive may seek a second opinion from a licensed physician acceptable to the Company. If the results of the first examination and the second examination are different, a licensed physician selected by the physicians who have performed the first and second examinations shall perform a third physical examination of the Executive, the result of which shall be determinative for purposes of this Section;

         (iv) the close of business on the Resignation Date specified in the Notice of Resignation which the Executive shall have delivered to the Company to resign from his employment ("Resignation");

         (v) the close of business on the Termination Date specified in the Notice of Termination which the Company shall have delivered to the Executive to terminate the Executive's employment for Cause. "Cause" as used herein means termination based on (i) the Executive's material breach of this Agreement; (ii) conviction of the Executive for (a) any crime constituting a felony in the jurisdiction in which committed, (b) any crime involving moral turpitude (whether or not a felony), or (c) any other criminal act against the Company involving dishonesty or willful misconduct intended to injure the Company (whether or not a felony), (iii) criminal substance abuse by the Executive, (iv) the failure or refusal of the Executive to follow one or more lawful and proper directives of Board of Directors of the Company delivered to the Executive in writing, or (v) willful malfeasance or gross misconduct by the Executive which discredits or damages the Company; or (i) the breach of any Employee Covenants as defined in this Agreement.

                                                        _______  _______

         Any purported termination by the Company or the resignation by the Executive (other than a reason of Death or on the Expiration Date) shall be communicated by written Notice of Termination (or Notice of Resignation) to the other. As used herein, the term "Notice of Termination" shall means a notice which indicates the specific termination provision in this Agreement relied upon and sets forth in reasonable detail the facts and circumstances claimed to provide a basis for termination of the Executive's employment under the provision so indicated. After Executive receives a Notice of Termination, the Executive shall continue to be available to the Company on a part-time basis at reasonable and customary hourly rates to assist in the necessary transition. The term "Notice of Resignation" shall mean a notice which indicates the Executive's voluntary resignation from his employment. After Company receives a Notice of Resignation, the Executive shall continue to be available to the Company on a part-time basis at reasonable and customary hourly rates to assist in the necessary transition.

         As used herein, the term "Termination Date" shall mean (i) in the case of Death, the date of the Executive's death, (ii) in the case of expiration of the term hereof, the Expiration Date, or (iii) in all other cases, the date specified in the Notice of Termination. "Resignation Date" shall mean the date specified in the Resignation Notice.

5. RESULTS OF TERMINATION.

         a. TERMINATION UPON DEATH OR DISABILITY OF THE EXECUTIVE: If Executive dies or becomes Disabled during the term of this Agreement, this Agreement shall immediately terminate. and neither the Executive nor the Company shall have any further obligations hereunder, except that
         (i) the Company shall continue to pay the Executive for any accrued unpaid salary and/or accrued benefits, (ii) the Company shall pay any un-reimbursed expenses owed to the Executive as of the Termination Date.

         b. RESIGNATION BY THE EXECUTIVE. The Executive may at any time resign from his employment by giving 60 days' prior written notice. This Agreement shall terminate on the date cited in the Notice of Resignation and neither the Executive nor the Company shall have any further obligations hereunder, except that employee is bound by the covenants described in paragraph 6 of this Agreement and that the Company shall continue to pay the Executive for any accrued unpaid salary, accrued benefits, and/or un-reimbursed expenses owed to the Executive as of the effective Resignation Date. At its option, the Company shall have the right upon receipt of the 60 days' prior written Notice of Termination to pay the Executive two (2) months' compensation at his then applicable rate, together with any other accrued and unpaid amount, and request that the Executive depart the Company promptly in an orderly, professional manner.

         c. TERMINATION BY COMPANY FOR CAUSE: The Company shall have the right at any time to terminate the Executive's employment immediately for Cause, as defined herein. If the employment is so terminated, the Company will pay any accrued and unpaid amount then owing for salary, benefits and/or expenses, and shall have the right, upon such payment, to request that the Executive depart the Company promptly in an orderly, professional manner.

         d TERMINATION BY COMPANY WITHOUT CAUSE. Upon termination of this Agreement by Company without Cause, Executive shall receive (i) one year salary paid monthly; (ii) a one year look forward vesting privileges on all incentives.

6. EMPLOYEE COVENANTS.

         TRADE SECRETS AND PROPRIETARY INFORMATION. The Executive agrees and understands that due to the Executive's position with the Company, the Executive


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                                       4
will be exposed to, and has received and will receive, confidential and proprietary information of the Company or relating to the Company's business or affairs collectively, the "Trade Secrets"), including but not limited to technical information, product information and formulae, processes, business and marketing plans, strategies, customer information, other information concerning the Company's products, promotions, development, financing, expansion plans, business policies and practices and other forms of information considered by the Company to be proprietary and confidential and in the nature of trade secrets. Trade Secrets shall not include any such information which (A) was known to the Executive prior to his employment by the Company or (B) was or becomes generally available to the public other than as a result of a disclosure by the Executive in violation of the provisions of this Section. Except to the extent that the proper performance of the Executive's duties, services and responsibilities hereunder may require disclosure, the Executive agrees that during the Employment Term and at all times thereafter the Executive will keep such Trade Secrets confidential and will not disclose such information, either directly or indirectly, to any third person or entity without the prior written consent of the Company. This confidentiality covenant has no temporal, geographical or territorial restriction. On the Termination Date (unless the Executive remains as an employee of the Company thereafter in which case, on the date which the Executive is no longer an employee of the Company), the Executive will promptly supply to the Company all property, keys, notes, memoranda, writings, lists, files, reports, customer lists, correspondence, tapes, disks, cards, surveys, maps, logs, machines, technical data, formulae or any other tangible product or document which has been produced by, received by or otherwise submitted to and retained by the Executive in the course of his employment with the Company. Any material breach of the terms of this paragraph shall be considered Cause.

         PROHIBITED AND COMPETITIVE ACTIVITIES. The Executive and the Company recognize that due to the nature of the Executive's engagement hereunder and the relationship of the Executive to the Company, the Executive has had and will have access to, has had and will acquire, and has assisted and may continue to assist in, developing confidential and proprietary information relating to the business and operations of the Company and its affiliates, including, without limitation, Trade Secrets. The Executive acknowledges that such information has been and will be of central importance to the business of the Company and its affiliates and that disclosure of it to, or its use by, others (including, without limitation, the Executive (other than with respect to the Company's business and affairs) could cause substantial loss to the Company.

         The Executive and the Company also recognize that an important part of the Executive's duties will be to develop goodwill for the Company and its affiliates through the Executive's personal contact with Clients (as defined below), employees, and others having business relationships with the Company, and that there is a danger that this good will, a proprietary asset of the Company, may follow the Executive if and when the Executive's relationship with the Company is terminated. The Executive accordingly agrees as follows:

         (i) Prohibited Activities. The Executive agrees that (A) the Executive will not at any time during the Employment Term (other than in the course of the Executive's employment) disclose or furnish to any other person or, directly or indirectly, use for the Executive's own account or the account of any other person, any Trade Secrets, no matter from where or in what manner he may have acquired such Trade Secrets, and the Executive shall retain all such Trade Secrets in trust for the benefit of the Company, its affiliates and the successors and assigns of any of them, (B) within one year of Executive's departure from Company, directly or through one or more intermediaries, solicit


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                                       5
for employment or recommend to any subsequent employer of the Executive the solicitation for employment of, any person who, at the time of such solicitation, is employed by the Company or any affiliate, (C) within one year of Executive's departure from Company, directly or indirectly, whether for the Executive's own account or for the account of any other person, solicit, divert, or endeavor to entice away from the Company or any entity controlled by the Company, or otherwise engage in any activity intended to terminate, disrupt, or interfere with, the Company's or any of its affiliates' relationships with, Clients, or otherwise adversely affect the Company's or any of its affiliates' relationships with Clients or other business relationships of the Company or any affiliate thereof, or (D) publish or make any statement critical of the Company or any shareholder or affiliate of the Company or in any way adversely affect or otherwise malign the business or reputation of any of the foregoing persons (any activity described in clause (A), (B), (C) or (D) of this Section being referred to as a Prohibited Activity"); provided, however, that if in the written opinion of Counsel, the Executive is legally compelled to disclose Trade Secrets to any tribunal or else stand liable for contempt or suffer other similar censure or penalty, then the disclosure to such tribunal of only those Trade Secrets which such counsel advises in writing are legally required to be disclosed shall not constitute a Prohibited Activity provided that the Executive shall give the Company as much advance notice of such disclosure as is reasonably practicable. As used herein, the term "Clients" shall mean those persons who, at any time during the Executive's course of employment with the Company (including, without limitation, prior to the date of this Agreement) are or were clients or customers of the Company, or any affiliate thereof, or any predecessor of any of the foregoing.

         (ii) Non-Competition. By and in consideration of the Company's entering into this Agreement, the Executive agrees that the Executive will not, during the Employment Term and for a period of one year afterward, engage in any Competitive Activity. The term "Competitive Activity" means engaging in any of the following activities: (A) serving as a director of any Competitor (as defined below), (B) directly or indirectly through one or more intermediaries, either (X) controlling any Competitor or (Y) owning any equity or debt interests in any Competitor (other than equity or debt interests which are publicly traded and, at the time of any acquisition thereof by the Executive, do not in the aggregate exceed 5% of the particular class of interests of such Competitor then outstanding) (it being understood that, if interests in any Competitor are owned by an investment vehicle or other entity in which the Executive owns an equity interest, a portion of the interests in such Competitor owned by such entity shall be attributed to the Executive, such portion determined by applying the percentage of the equity interest in such entity owned by the Executive to the interests in such Competitor owned by such entity), (C) employment by (including serving as an officer, director or partner of), providing consulting services to (including, without limitation, as an independent contractor), or managing or operating the business or affairs of, any Competitor or (D) participating in the ownership, management, operation or control of or being connected in any manner with any Competitor. The term "Competitor" as used herein (i) during the Employment Term, means any person (other than the Company or any of their respective affiliates) that competes, either directly or indirectly with any of the business offerings conducted through the termination date of the Employee's employment by the Company or any affiliate.

7. REMEDIES. The Executive agrees that any breach of the terms of this Section would result in irreparable injury and damage to the Company for which the Company would have no adequate remedy at law. The Executive therefore agrees that in the event of said breach or any threat of breach, the Company shall be entitled to an immediate injunction and restraining order to prevent such breach and/or threatened breach and/or continued breach by the Executive and/or any and all persons and/or entities acting for and/or with the Executive, without having to prove damages. The terms of this paragraph shall not prevent the Company from pursuing any other available remedies to which the Company may be entitled at law or in equity for any breach or threatened breach hereof, including but not limited to the recovery of damages from the Executive. The provisions of this
Section 7 shall survive any termination of this Agreement. The existence of any claim or cause of action by the Executive against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements of this Section.


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                                       6

8. PROPRIETARY INFORMATION AND INVENTIONS.

         The Executive agrees that any and all inventions, discoveries, improvements, processes, formulae, business application software, patents, copyrights and trademarks made, developed, discovered or acquired by him during the Employment Term, solely or jointly with others or otherwise, which relate to the business of the Company, collectively, the "Inventions"), shall be fully and promptly disclosed to the Board of Directors and to such person or persons as the Board of Directors shall direct and the Executive irrevocably assigns to the Company all of the Executive's right, title and interest in and to all Inventions of the Company and all such Inventions shall be the sole and absolute property of the Company and the Company shall be the sole and absolute owner thereof. The Executive agrees that he will at all time keep all Inventions secret from everyone except the Company and such persons as the Board of Directors may from time to time direct. The Executive shall, as requested by the Company at any time and from time to time during the Employment Term, execute and deliver to the Company any instruments deemed necessary by the Company to effect disclosure and assignment of the Inventions to the Company or its designees and any patent applications (United States or foreign) and renewals with respect thereto, including any other instruments deemed necessary by the Company for the prosecution of patent applications, the acquisition of letters patent and/or the acquisition of patents or copyrights in any and all countries and to vest title thereto in the Company or its nominee.

         PRIOR INVENTIONS OR DISCOVERIES. As a matter of record, the Employee has set out in Schedule 1, attached hereto, a complete list and description of all ideas, inventions, improvements, discoveries, computer programs, semiconductor chip designs, or mask works, previously conceived, reduced to practice, perfected, or developed by Employee, either wholly or in part (hereinafter "PRIOR INVENTIONS") and any patents, patent applications, or registration issued thereon. Only such PRIOR INVENTIONS and accompanying intellectual property rights, and no other, shall be excluded from this Agreement.

9. REPRESENTATIONS AND WARRANTIES OF THE EXECUTIVE. The Executive represents and warrants to the Company that:

         (i) The Executive's employment by the Company as contemplated will not conflict with, and will not be constrained by, any prior or current employment, consulting agreement or relationship, whether written or oral; and

         (ii) The Executive does not possess confidential information arising out of any employment, consulting agreement or relationship with any person or entity other than the Company, which will be utilized in connection with the Executive's employment by the Company.

10. BINDING EFFECT OR ASSIGNMENT. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, executors, representatives, states, successors and assigns, including any successor or assign to all or substantially all of the business and/or assets of the Company, whether direct or indirect, by purchase, merger, consolidation, acquisition of stock, or otherwise; provided, however, that the Executive, or any beneficiary or legal representative of the Executive, shall not assign all or any portion of the Executive's rights or obligations under this Agreement without the prior written consent of the Company.


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                                       7

11. NOTICES. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt.

12. AMENDMENT AND MODIFICATION. No provision of this Agreement may be modified, waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by each of the Executive and the Company. No such waiver or discharge by either party hereto at any time or any waiver or discharge of any breach by the other party hereto of, or compliance with, any condition or provision of this agreement to be performed by such other party, shall be deemed a waiver or discharge of similar or dissimilar provisions or conditions, or a waiver or discharge of any breach of any provisions, at the same or at any prior or subsequent time.

13. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of Texas without giving effect to the conflict of law principles of that state.

14. SEVERABILITY. In the event that any one or more of the provisions of this Agreement shall be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other portion of this Agreement, and this Agreement shall be construed as if such provision had never been contained herein.

15. WITHHOLDING TAXES. Notwithstanding anything contained herein to the contrary, all payments required to be made hereunder by the Company to the Executive, or his estate or beneficiaries, shall be subject to the withholding of such amounts as the Company may reasonably determine it should withhold pursuant to any applicable federal, state or local law or regulation.

16. ARBITRATION OF DISPUTES. The parties hereto mutually consent to the resolution by arbitration of all claims and controversies arising out of or relating to this Agreement. Any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively in the manner set forth in this Section 16. If the Company and the Executive disagree on any matter arising under or in connection with this Agreement, either party shall have the right to deliver to the other party a written request (a "Consent Request") that the other party consent to the position of the requesting party with respect to the matter in question. The parties shall negotiate in good faith to resolve the matters set forth in the Consent Request. If the parties are unable to agree on a matter set forth in a Consent Request within thirty
(30) days following delivery thereof, then the parties shall elect one arbitrator, who shall be knowledgeable in the high technology industry. If the parties fail to agree upon an arbitrator within thirty (30) days, either party may request the Office of the president of the American Arbitrator Association to do so. Each party shall then submit its or his position in writing to the arbitrator within thirty (30) days of the arbitrator's selection. After receiving the written positions of the parties, and after a hearing, if the arbitrator deems a hearing to be necessary, the arbitrator shall and must select the position offered by one of the parties. Such arbitration procedure shall be commenced immediately upon selection of the arbitrator and shall be completed within ninety (90) days. The decision of the arbitrator shall be final and binding on the parties. Notwithstanding any other provision of this Agreement, if any termination of this Agreement becomes subject to arbitration, the Company shall not be required to pay any amounts to the Executive (except those amounts required by law) until completion of the arbitration and the rendering of the arbitrator's decision. The amounts, if any, determined by the arbitrator to be owed by the Company to the Executive, or the Executive to the Company, shall be paid within the five (5) days after the decision by the arbitrator is rendered. All matters approved pursuant to this Section 16 shall be deemed conclusively to have been approved or agreed upon by the parties for all purposes of the


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                                       8

Agreement. Judgment may be entered on the Arbitrator's award in any court having jurisdiction. The costs and expenses of such arbitration shall be borne in accordance with the determination of the arbitrator. All benefits including salary and other compensation will be in full effect during the duration of the arbitration. Failure of the Company to continue compensation will result in an automatic breach of this Agreement and all compensation earn and unearned will become immediately due to the Executive.

17. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

18. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties and supersedes any and all prior agreements, written or oral, understandings and arrangements, either oral or written, between the parties with respect to the subject matter, and shall, as of the date hereof, constitute the only employment agreement between the parties.

19. FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all further acts and things and shall execute and deliver all other agreements, certificates, instruments, and documents as any other party reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated.

20. CONSTRUCTION. The headings in this Agreement are for reference purposes only and shall not limit or otherwise affect the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first above written.


ERF Enterprise Network Services, Inc.



By:   /s/ John Adrian Burns
      ------------------------------
Name:   Mr. John Adrian Burns
Title:  Chairman & CEO


ERF Wireless, Inc.



By:  /S/ R. Greg Smith
     -------------------------------
Name:   Mr. R. Greg Smith
Title:  Chief Executive Officer


"Executive"



By: /S/ J. ARLEY BURNS
    --------------------------------
Mr. J. Arley Burns

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                                       9

                       SCHEDULE 1 TO EMPLOYMENT AGREEMENT


PRIOR INVENTIONS, IDEAS, CONCEPTS*

         __________________________________________________________________.

         __________________________________________________________________

         __________________________________________________________________

         __________________________________________________________________

         __________________________________________________________________

         __________________________________________________________________

         __________________________________________________________________

         __________________________________________________________________

         __________________________________________________________________

         __________________________________________________________________

         __________________________________________________________________

         __________________________________________________________________

         __________________________________________________________________



* Employee understands, agrees, and represents that the above disclosure, as may be continued on additional pages attached hereto, includes all his prior inventions, discoveries, improvements, computer programs, patents, and pending patent applications, and any other subject matter described at paragraph 8.


                                               Employee Initials:______________


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